MASSMUTUAL SELECT FUNDS

Supplement dated September 30, 2011 to the

Prospectus dated April 1, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective September 30, 2011, the name of Class Z Shares of the Indexed Equity Fund will be changed to Class I Shares of the Fund.

The following information replaces the fourth paragraph found under the heading Investment Adviser on page 186 in the section titled Management of the Funds:

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0200% to .0700% for Class Z shares; ..0100% to .3744% for Class S shares; .0859% to .4744% for Class Y shares; .1859% to .6244% for Class L and Class A shares; .2200% to .6744% for Class N shares. The rate for Class I shares of the Indexed Equity Fund is .0855%.

The following information replaces the information found on pages 202 and 203 in the section titled About the Classes of Shares – Class Z, S, Y, L, A and N Shares:

About the Classes of Shares – Class Z, I, S, Y, L, A and N Shares

Each Fund other than the BlackRock Global Allocation Fund, Large Cap Growth Fund, RetireSMART 2015 Fund, RetireSMART 2025 Fund, RetireSMART 2035 Fund and RetireSMART 2045 Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N shares. In addition, the PIMCO Total Return Fund, Fundamental Value Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund and Overseas Fund also offer Class Z shares and the Indexed Equity Fund also offers Class I shares. The BlackRock Global Allocation Fund, Large Cap Growth Fund, RetireSMART 2015 Fund, RetireSMART 2025 Fund, RetireSMART 2035 Fund and RetireSMART 2045 Fund do not offer Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

All Classes of a Fund may not be available in every state. Currently, only Class A shares of each Fund are available in Montana, Nebraska and New Hampshire.

Class Z, Class I, Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each

Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $25 million for Class Z shares, $25 million for Class I shares, $50 million for Class S shares, $5 million for Class Y shares and $1 million for Class L shares.

Class Z and Class I shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $25 million.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

The following information replaces the first paragraph on page 206 in the section titled Distribution Plans and Payments to Intermediaries:

Shareholder and Distribution Fees. Class Z, I, S, Y, L and N shares of each Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class Z, I, S, Y and L shares do not have deferred sales charges or any Rule 12b-1 fees. Class A shares are sold at NAV per share plus an initial sales charge.

The following information replaces the first paragraph found under the heading Compensation to Intermediaries on page 206 in the section titled Distribution Plans and Payments to Intermediaries:

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may not be more than 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .35% of the amount invested to intermediaries who provide services on behalf of Class Z (except for the PIMCO Total Return Fund), Class I (except for the Indexed Equity Fund), Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class Z (except for the PIMCO Total Return Fund), Class I (except for the Indexed Equity Fund), Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Z (except for the PIMCO Total Return Fund), Class I (except for the Indexed Equity Fund), Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class Z (except for the PIMCO Total Return Fund), Class I (except for the Indexed Equity Fund), Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

The following information supplements the information in the third paragraph on page 207 in the section titled Buying, Redeeming and Exchanging Shares:

You can exchange Class I shares of the Indexed Equity Fund for Class Z shares of another Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-11-05

MASSMUTUAL SELECT FUNDS

MassMutual Select Indexed Equity Fund

Supplement dated September 30, 2011 to the

Summary Prospectus dated April 1, 2011

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Effective September 30, 2011, the name of Class Z Shares of the Fund will be changed to Class I Shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

11-01

MASSMUTUAL SELECT FUNDS

Supplement dated September 30, 2011 to the

Statement of Additional Information dated April 1, 2011

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective September 30, 2011, the name of Class Z Shares of the Indexed Equity Fund will be changed to Class I Shares of the Fund.

The following information replaces similar information found on pages B-101 and B-102 in the section titled Administrator and Sub-Administrator:

The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from .2200% to .6744% for Class N shares; .1859% to .6244% for Class L and Class A shares; .0859% to .4744% for Class Y shares; .0100% to .3744% for Class S shares and .0200% to .0700% for Class Z shares. The rate for Class I shares of the Indexed Equity Fund is .0855%.

The following information replaces similar information found in the third paragraph on page B-114 in the section titled Description of Shares:

The Trustees have currently authorized the establishment and designation of up to 7 classes of shares for each series of the Trust: Class A Shares, Class I Shares, Class L Shares, Class N Shares, Class S Shares, Class Y Shares and Class Z Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-11-03